Exhibit 99.2

NASDAQ: RGLD Third Quarter 2019 Results May 2, 2019

Cautionary Statement Cautionary “Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995: This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties, and other factors that could cause actual results to differ materially from the projections and estimates contained herein and include, but are not limited to statements with regard to: solid, steady and successful performance; strengthening balance sheet; well-positioned for new investment opportunities; expected timing for funding Khoemacau Project stream advance payments; expected initial and average annual silver deliveries from Khoemacau, GEOs and GEO growth, silver contribution to total revenue, proforma metal revenue mix and price assumptions; Khoemacau development progress, including boxcut excavation, road clearing, construction camp, detailed design and engineering, construction contracts and equipment orders; operators’ production guidance at Mount Milligan, Rainy River, Peñasquito, Cortez Crossroads, Andacollo, Pueblo Viejo and Wassa; Mount Milligan, including results and effects of continuing work on near-, mid-and long-term water solutions, expected throughput and 2019 gold and copper production; Rainy River, including operating performance, mill availability and throughput, 2019 gold production, and results of anticipated optimization study and new mine plan; Peñasquito, including increasing recoveries at the pyrite leach plant, expectations for higher grade during the second half of calendar 2019, and implementation of continuous improvement review; Cortez Crossroads, including new mine plan, mine life, average recovery, expected increase in grade and royalty ounces, and results of integration of Nevada properties; Andacollo, including expected increase in throughput; Pueblo Viejo, including expansion project moving toward feasibility study; Wassa, including increased reserves; available liquidity; expectations to repay June 2019 bonds from cash on hand and revolving credit facility; solid operating and financial performance, strengthening liquidity, and the Khoemacau stream adding high-quality growth. Factors that could cause actual results to differ materially from these forward-looking statements include, among others: the inability of operators to bring projects into production as expected, including development stage mining properties, mine and mill expansion projects and other development and construction projects; revisions or inaccuracies in technical reports, reserve, resources costs, mine life and mine life parameters and economic and production estimates; changes in project parameters as plans of the operators are refined; the results of current or planned exploration activities; risks inherent in the construction and operation of mining properties; fluctuations in the price environment for gold and other metals on which our stream and royalty interests are determined; performance of and production at properties, and variation of actual production from the production estimates and forecasts made by the operators of those stream and royalty properties; decisions and activities of the Company’s management affecting margins, use of capital and changes in strategy; unexpected operating costs, decisions and activities of the operators of the Company’s stream and royalty properties; changes in operators’ mining and processing techniques or stream or royalty calculation methodologies; resolution of regulatory and legal proceedings; unanticipated grade, geological, metallurgical, environmental, processing or other problems at the properties; operators’ inability to access sufficient raw materials, water or power; errors or disputes in calculating stream deliveries and royalty payments, or deliveries or payments under stream or royalty agreements; the liquidity and future financial needs of the Company; economic and market conditions; the impact of future acquisitions and stream and royalty financing transactions; the impact of issuances of additional common stock; and risks associated with conducting business in foreign countries, including application of foreign laws to contract and other disputes, environmental laws, enforcement and uncertain political and economic environments. These risks and other factors are discussed in more detail in the Company’s public filings with the Securities and Exchange Commission. Statements made herein are as of the date hereof or as of the date indicated and should not be relied upon as of any subsequent date. The Company’s past performance is not necessarily indicative of its future performance. The Company disclaims any obligation to update any forward-looking statements.    Third-party information: Certain information in slides 6 and 7 of this presentation was provided to the Company by Cupric Canyon Capital LP, the owner and developer of the Khoemacau Project. The production, design, engineering, construction and equipment information, and other technical and economic information provided to the Company and presented here, or forming the basis of information presented here, is not publicly available. Such information may not have been prepared in accordance with applicable laws, stock exchange rules or international standards governing preparation and public disclosure of technical data and information relating to mineral properties. The Company has not verified, and is not in a position to verify, and expressly disclaims any responsibility for the accuracy, completeness or fairness of this third-party information, and investors are cautioned not to rely upon this information. Certain information in slides 8 through 10 of this presentation has been provided to the Company by the operators of properties subject to our stream and royalty interests, or is publicly available information filed by these operators with applicable securities regulatory bodies, including the Securities and Exchange Commission. The Company has not verified, and is not in a position to verify, and expressly disclaims any responsibility for the accuracy, completeness or fairness of such third-party information and refers readers to the public reports filed by the operators for information regarding those properties. 2

Today’s Speakers Tony Jensen President and CEO Mark Isto VP Operations, Royal Gold Corporation Bill Heissenbuttel CFO and VP Strategy 3

Q3 2019 Overview Highlights Revenue of $109.8M Volume of 84,200 GEOs1 Earnings of $0.44/share Cash flow from operations of $77.4M Dividends of $17.4M ($0.265 per share) Balance sheet continues to strengthen Over $1.2 billion of liquidity Well-positioned for new investment opportunities Announced acquisition of Khoemacau silver stream 4

Recent Developments – Khoemacau Stream Transaction between RGLD Gold AG, a wholly owned subsidiary of Royal Gold, Inc., and a wholly owned subsidiary of Cupric Canyon Capital LP (“Cupric”) $212-265M advance payment: — Silver Stream: $212M for 80% of Ag produced — Option Stream: Up to $53M additional for up to 20% of Ag produced — Stream terms: o Stream rate to drop by 50% upon delivery of 32M (80% Stream) or 40M oz Ag (100% Stream) o Ongoing cash payment of 20% of spot Ag price $25M Overrun Facility (at Cupric’s option) Expected Timing of Funding Contribution $300 $265.0 $265.0 $250 $212.0 $212.0 $185.0 $200 $150 $100 $50 $0 CY 2019 Silver Stream Overrun Facility (Cupric option) CY 2020 CY 2021 Option Stream (Cupric option) Total Silver Stream Advance Payment CY 2022 5 Total Silver Stream + Option Stream Advance Payment Royal Gold Commitment (US$ million) $125.0 $25.0 $60.0 $53.0 $60.0 $27.0

Recent Developments – Khoemacau Stream2 Average Ag deliveries expected to be 1.5M oz/yr (80% stream) to 1.9M oz/yr (100% stream) 5.5-6.5% GEO* growth based on average 1.9M oz/yr Ag production 18,000 GEOs (80% stream); 22,000 GEOs (100% stream) Ag contribution to total revenue expected to increase from ~10% to ~15% Pro forma precious metal mix is maintained at ~85% Pro Forma Revenue Mix 100% 4% 90% 80% 70% 60% 50% 40% 30% 20% 10% 0% Cu rrent** (3mos end ed Dec. 31, 2018) Proforma*** (8 0% stream) Proforma*** (1 00% stream) Gold Silver Copper Other Total P recious Notes: * Gold Equivalent Ounces (“GEOs”) are calculated as revenue divided by the average gold price for the same period. GEO contribution calculated at Ag price of $14.54/oz, Au price of $1,226/oz and compared to actual GEO production of 79,600 oz for 3 month period ending Dec. 31, 2018. ** "Current" is the actual revenue by metal for the 3 month period ending Dec. 31, 2018. *** "ProForma" assumes Khoemacau Ag production of 1.9M oz/yr, pro-rated for 3 month period; Ag price of $14.54/oz, which is the realized actual price for the 3 month period ending Dec. 31, 2018. 6 84.3% 85.2% 85.

Recent Developments2 Khoemacau development progress as reported by Cupric Excavation of central and north boxcuts underway 35km access road clearing substantially complete Construction camp upgrade complete Detailed design / engineering 71% complete Key construction contracts placed, long lead equipment orders awarded Khoemacau 7

Recent Developments Mount Milligan, Rainy River as reported by the operators3 Permits received to access additional water through November 2021 Work on long term water sources progressing Mill throughput expected to reach full capacity in May 2019 guidance confirmed: 155-175k oz gold, 65-75M lb copper Mount Milligan Mill throughput 20k tpd, below 22-24k tpd target due to ice buildup Record mill availability of 89% Optimization study underway, new mine plan expected late calendar 2019 2019 guidance confirmed: 245-270k oz gold Rainy River 8

Recent Developments

- Peñasquito, Cortez as reported by the operators[3]


Peñasquito

- Pyrite leach plant performing well with increasing recoveries
- Higher grades expected in H2 calendar 2019
- Newmont due diligence identified operational opportunities
- Full Potential continuous improvement review to start June 2019


Cortez Crossroads

- New mine plan published March, 2019
- 3.6M oz in reserves[4]
- Total contribution from overlapping royalties:
  - ~4,000 oz CY2018; expect ~17,000 oz CY2019

9

Upcoming Catalysts Sources of embedded growth, as reported by the operators3 Sizer project in commissioning to increase throughput by 10% to 55k tpd 9,900 oz delivered in FQ3 2019 Andacollo Expansion project moving to feasibility stage Considering change to vat leach vs. leach pad Pueblo Viejo Reserve increased 23% after 2018 depletion Near-surface reserves could increase near-term production Wassa 10

Fiscal Q3 Financial Results $109.8M revenue $28.8M earnings Compared to adjusted fiscal Q3 2018: —GEO volume of 84,200 vs 87,300 —Prices: Au ↓2%, Ag ↓7%, Cu ↓11% G&A of $6.8M DD&A of 39.4M, or $468/GEO OCF of $77.4M 34,000 GEO inventory at March 31, 2019 11

Fiscal Q3 Liquidity $1.2B of liquidity available Working capital increased to $216M at March 31, 2019 $370M convertible bonds mature June 15, 2019 —Expect to repay with cash from: • • Cash on hand Revolving credit facility 12 March 31, 2019 Amount (US$ M) Undrawn revolver 1,000 Working capital 216 Total available liquidity $1,216 Additional near term commitments: Convertible bond repayment 370 Khoemacau stream (CY 2019) 60 Total near term commitments $430

Solid, Steady, Successful Solid operating and financial performance Liquidity continues to strengthen Khoemacau stream adds high-quality growth project Board and management team positioned for success William Hayes Independent Director and Chairman of the Board; Former EVP, Placer Dome Inc. Tony Jensen Director; President and CEO Royal Gold, Inc. Sybil Veenman Independent Director; Former Senior Vice President and General Counsel Barrick Gold Corporation Jamie SokalskyChristopher M.T. Thompson Ronald J. Vance Independent Director; Former SVP Corporate Development, Teck Resources Kevin McArthur Independent Director; Former Executive Chair, Tahoe Resources and Former CEO and Director, Goldcorp, Inc. Independent Director; Former President and CEO, Barrick Gold Corporation Independent Director; Former Chairman and CEO, Gold Fields Limited Secretary RGLD Gold AG 13

NASDAQ: RGLD 1660 Wynkoop Street, #1000 Denver, CO 80202 303.573.1660 info@royalgold.com www.royalgold.com

Endnotes 1. Gold Equivalent Ounces (“GEOs”) are calculated as revenue divided by the average gold price for the same period. 2. Certain information in slides 6 and 7 was provided to the Company by Cupric Canyon Capital LP, the owner and developer of the Khoemacau Project and a privately-owned company. The production, design, engineering, construction and equipment information, and other technical and economic information provided to the Company and presented here, or forming the basis of information presented here, is not publicly available. Such information may not have been prepared in accordance with applicable laws, stock exchange rules or international standards governing preparation and public disclosure of technical data and information relating to mineral properties. The Company has not verified, and is not in a position to verify, and expressly disclaims any responsibility for the accuracy, completeness or fairness of this third-party information, and investors are cautioned not to rely upon this information. 3. Information on this slide has been provided by the operators information disclosed by the operators. of these properties or is publicly available 4. Reserves information shown is as of December 31, 2018. 15